SUMMARY PROSPECTUS
AUGUST 1, 2026

Sit Quality Income Fund	TRADING SYMBOL: SQIFX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.sitfunds.com/documents. You can also get this information at no cost by calling 800-332-5580 or by sending an email request to info@sitinvest.com. If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the prospectus will also be available from your financial intermediary. The Fund’s prospectus and statement of additional information (SAI), both dated August 1, 2026, are incorporated by reference into this summary prospectus and may be obtained at no cost online at the website, phone number, or email address listed above.

INVESTMENT OBJECTIVE

The Sit Quality Income Fund (the “Fund”) seeks high current income and safety of principal.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables or the examples below.

	Class S	Class Y
Shareholder Fees (fees paid directly from your investment)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%	0.55%
Acquired Fund Fees and Expenses (1)	0.01%	0.01%
Total Annual Fund Operating Expenses	0.81%	0.56%

(1)

The total annual fund operating expenses do not correlate to the ratio of expenses to average net assets shown in the Fund’s Financial Highlights, which does not include Acquired Fund Fees and Expenses. Acquired Fund Fees and Expenses represent fees and expenses incurred indirectly by the Fund as a result of its investment in shares of investment companies.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in Class S shares of the Fund and $1,000,000 in Class Y shares of the Fund for the time periods indicated, that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you redeem all of your shares at the end of those periods. The Example reflects the current fee waiver in effect for the 1 Year period. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class S	$83	$260	$451	$1,005

Class Y	$5,740	$17,993	$31,355	$70,292

PORTFOLIO TURNOVER

The Fund pays transactions costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses in the example, affect the Fund’s performance. The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. During the most recent fiscal year, the Fund’s portfolio turnover rate was 48.23% of the average value of the portfolio.

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Summary — Sit Quality Income Fund

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets in debt securities issued by the U.S. Government and its agencies, debt securities issued by corporations, and mortgage and other asset-backed securities.

The Fund invests at least 50% of its assets in U.S. government debt securities, which are securities issued, guaranteed or insured by the U.S. government, its agencies or instrumentalities. The balance of the Fund’s assets will be invested in investment grade debt securities issued by corporations and municipalities, and mortgage and other asset-backed securities. Investment grade debt securities are rated at the time of purchase within the top four rating categories by a Nationally Recognized Statistical Rating Organization or of comparable quality as determined by the Adviser. The Fund’s dollar-weighted average portfolio quality is expected to be “A” or better.

The U.S. government securities in which the Fund will invest include direct obligations of the U.S. Treasury and securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises. The Fund will invest in pass-through securities. Pass-through securities include mortgage-backed securities such as those issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC). GNMA is an agency of the U.S. government and its securities are backed by the full faith and credit of the U.S. government. FNMA and FHLMC are U.S. government sponsored enterprises and their securities are backed by their credit.

The Fund may invest in debt securities described herein that have not been registered for sale under the Securities Act of 1933 pursuant to Rule 144A (Rule 144A securities) which are determined to be liquid by the Adviser.

The Fund may invest in open-end investment companies (mutual funds) and closed-end investment companies which invest in the same types of securities in which the Fund may invest directly.

In selecting securities for the Fund, the Adviser seeks securities providing relatively high current income. In making purchase and sales decisions for the Fund, the Adviser considers its economic outlook and interest rate forecast, as well as its evaluation of a security’s credit quality, yield, maturity, liquidity and the security’s sector.

The Adviser attempts to maintain an average effective duration for the portfolio of approximately 0 to 3 years. The Adviser’s duration target within this range is based on its interest rate forecast. Duration is a measure of total price sensitivity relative to changes in interest rates. For example, if interest rates rise by 1%, the market value of a security with an effective duration of 3 years would decrease by 3%, with all other factors being constant. Portfolios with shorter durations are typically less sensitive to changes in interest rates. The Adviser currently hedges the Fund’s duration by investing in interest rate futures and options, but not in excess of 5% of the Fund’s net assets.

The Fund’s dollar-weighted average maturity will, under normal market conditions, range between 5 and 10 years. However, since the Fund’s securities are subject to various types of call provisions which make their expected average lives shorter than their stated maturity dates, the Adviser believes that the Fund’s average effective duration is a more accurate measure of the Fund’s price sensitivity to changes in interest rates than the Fund’s dollar-weighted average maturity.

PRINCIPAL INVESTMENT RISKS

As with all mutual funds investing in bonds, the price and yield of the Fund may change daily due to interest rate changes and other factors. You could lose money by investing in the Fund.

The principal risks of investing in the Fund are listed below. Different risks may be more significant at different times, depending on market conditions or other factors.

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Interest Rate Risk: The value of fixed income securities fluctuates as a result of the inverse relationship between the market value of outstanding fixed income securities and changes in interest rates. An increase in interest rates will generally reduce the market value of fixed income investments and a decline in interest rates will tend to increase their value. The Fund may face a

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Summary — Sit Quality Income Fund

heightened level of interest rate risk in times of monetary policy change and/or uncertainty, such as when the Federal Reserve Board adjusts a quantitative easing program and/or changes rates. A changing interest rate environment increases certain risks, including the potential for periods of volatility, increased redemptions, shortened durations (i.e., prepayment risk) and extended durations (i.e., extension risk).

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Income Risk: Income received from the Fund may vary widely over the short- and long-term and/or be less than anticipated if the proceeds from maturing securities in the Fund are reinvested in lower-yielding securities.

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Call Risk: Many bonds may be redeemed (“called”) at the option of the issuer before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. The Fund may then be forced to invest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.

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Credit Risk: The issuers or guarantors of securities (including U.S. government agencies and instrumentalities issuing securities that are not guaranteed by the full faith and credit of the U.S. government) owned by the Fund may default on the payment of principal or interest, or the other party to a contract may default on its obligations to the Fund, causing the value of the Fund to decrease.

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Market Risk: The market value of securities may fall, sometimes rapidly and unpredictably. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the market(s) generally. Local, regional or global events such as war, acts of terrorism, other armed conflicts, tariffs, the spread of infectious illness, epidemics or other public health issues, recessions, market instability, or other events could have a significant impact on the Fund and its investments and potentially increase the risks described herein.

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Liquidity Risk: The reduction in market making capacity and other market events has the potential to decrease liquidity and increase price volatility in the fixed income markets in which the Fund invests, particularly during periods of economic or market stress. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds’ prices and hurt performance.

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Political, Economic and Tax Risk: Because the Fund invests in municipal securities issued by states and their political subdivisions, the Fund may be particularly affected by the political and economic conditions and developments in those states. Since the Fund invests in municipal securities, the value of the Fund may be more adversely affected than other funds by future changes in federal or state income tax laws.

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Prepayment and Extension Risk: Declining interest rates may compel borrowers to prepay mortgages and debt obligations underlying the mortgage-backed securities owned by the Fund. The proceeds received by the Fund from prepayments will likely be reinvested at interest rates lower than the original investment, thus resulting in a reduction of income to the Fund. Likewise, rising interest rates could reduce prepayments and extend the life of securities with lower interest rates, which may increase the sensitivity of the Fund’s value to rising interest rates.

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Reinvestment Risk: Income from the Fund’s debt securities portfolio will decline if and when the Fund invests the proceeds from matured, traded or called securities in securities with market interest rates that are below the current earnings rate of the Fund’s portfolio.

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Valuation Risk: The Fund may hold securities for which prices from pricing services may be unavailable or are deemed unreliable, in which case the Fund’s procedures for valuing investments provide that the Adviser shall use the fair value of such securities for valuing investments. There is a risk that the fair value determined by the Adviser or the price determined by the pricing service may be different than the actual sale prices of such securities.

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U.S. Government Securities Risk: Securities purchased by the Fund issued by the Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation(FHLMC) are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. There is a risk that the U.S. government will not provide financial support to U.S. government agencies or instrumentalities if it is not obligated to do so by law.

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Mortgage-Backed Securities Risk: The value of of the Fund’s mortgage-backed securities may be affected by factors including changes in interest rates, the market value of the underlying assets, and the creditworthiness of the issuer or entities that provide credit enhancements. Mortgage-backed securities are subject to prepayment risk, and the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility.

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Summary — Sit Quality Income Fund

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Asset-Backed Securities Risk: The value of the Fund’s asset-backed securities may be affected by factors including changes in interest rates, the market value of the underlying assets, and the creditworthiness of the issuer or entities that provide credit enhancements. Most asset-backed securities are subject to prepayment risk and the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility.

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Rule 144A Securities Risk: The value and liquidity of these securities may be adversely affected in the event that the number of qualified institutional buyers interested in purchasing 144A securities is limited, the Fund might be unable to dispose of such securities promptly or at reasonable prices, and they may be subject to greater volatility.

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Derivatives Risk: The Fund may incur losses from its investments in options, futures, and options on futures. Investments in such derivative instruments may result in losses exceeding the amounts invested. The Fund may use derivatives for hedging purposes. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. Derivatives can be illiquid and difficult to value. A derivative transaction also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments.

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Investment Company Risk: To the extent that the Fund invests in shares of another investment company, it will indirectly absorb its pro rata share of such investment company’s operating expenses, including investment advisory and administrative fees, which will reduce the Fund’s return on such investment relative to investment alternatives that do not include such expenses. In addition, the ability of the Fund to achieve its investment objective will partially depend upon the ability of the acquired fund to achieve its investment objective.

›	Management Risk: A strategy used by the investment management team may not produce the intended results.

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Temporary Investment Risk: The Fund may hold cash and/or invest all or a portion of its assets in short-term obligations in response to adverse market, economic or other conditions when the investment management team believes that it is in the best interest of the Fund to pursue such a defensive strategy. The Fund may not achieve its investment objective when it holds cash or invests its assets in short-term obligations.

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Cybersecurity Risk: Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, shareholder data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality. The issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cyber attacks or other cybersecurity breaches.

HISTORICAL PERFORMANCE

The following tables provide information on the Fund’s volatility and performance. The Fund’s past performance before and after taxes is not necessarily an indication of how the Fund will perform in the future. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for Class S shares.

The table below compares the Fund’s performance over different time periods to that of a broad-based securities market index and a more narrowly-based index that reflects the market sectors in which the Fund invests (each, an “Index”). The table includes returns both before and after taxes. After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class S shares only. After-tax returns for Class Y shares will differ.

The performance information reflects Fund expenses, and assumes that all distributions have been reinvested. Performance reflects fee waivers. Without such waivers, performance would be reduced. Each Index is an unmanaged index, has no expenses, and it is not possible to invest directly in an index. Updated performance information is available at www.sitfunds.com or by calling 800-332-5580.

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Summary — Sit Quality Income Fund

Annual Total Returns for calendar years ended December 31 (Class S)

The Fund’s year-to-date return as of 6/30/26 (not annualized) was 1.15%.

Best Quarter: 3.12% (3Q24)

Worst Quarter: -1.43% (3Q22)

Average Annual Total Returns for periods ended December 31, 2025

Sit Quality Income Fund	1 Year	5 Years	10 Years

Class S Return before taxes (inception 12/31/12)	6.30%	2.91%	2.34%

Class S Return after taxes on distributions	4.48%	1.45%	1.32%

Class S Return after taxes on distributions and sale of Fund shares	3.70%	1.61%	1.36%

Class Y Return before taxes (inception 3/31/22)	6.45%	N/A	N/A

Bloomberg U.S. Aggregate Bond Index(1) (reflects no deduction for fees, expenses or taxes)	7.30%	(0.36%)	2.01%

Bloomberg 1-3 Year Government/Credit Index(2) (reflects no deduction for fees, expenses or taxes)	5.35%	1.97%	2.09%

(1)	A broad-based securities market index that represents the overall domestic debt markets.
(2)	A more narrowly-based index that reflects the market sectors in which the Fund invests.

INVESTMENT ADVISER AND PORTFOLIO MANAGERS

Sit Investment Associates, Inc. serves as the Fund’s investment adviser. The Fund’s investment decisions are made by a team of portfolio managers and analysts who are jointly responsible for the day-to-day management of the Fund.

The primary portfolio managers of the Fund are:

Bryce A. Doty, Senior Vice President and Senior Portfolio Manager, has served as a portfolio manager of the Fund since its inception on December 31, 2012.

Mark H. Book, Vice President and Portfolio Manager, has served as a portfolio manager of the Fund since its inception on December 31, 2012.

Christopher M. Rasmussen, Vice President and Portfolio Manager, has served as a portfolio manager of the Fund since its inception on December 31, 2012.

Andrew J. Tich, Vice President and Portfolio Manager, has served as a portfolio manager of the Fund since August 2025.

PURCHASE AND SALE OF FUND SHARES

The minimum initial investment for Class S shares of the Fund is $5,000 and the minimum initial investment for Class Y shares of the Fund is $1,000,000. The minimum subsequent investment for either share class is $100. The Fund’s shares are redeemable. In general, you may buy or redeem shares of the Fund on any business day by mail (Sit Mutual Funds, P.O. Box 534459, Pittsburgh, PA 15253-4459), by phone (1-800-332-5580), or online if your account has online privileges (www.sitfunds.com).

For additional information, please see “Buying and Selling Shares” in the Prospectus.

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Summary — Sit Quality Income Fund

TAX INFORMATION

The Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.

Distributions paid from any interest income and from any short-term or long-term capital gains will be taxable whether you reinvest those distributions or receive them in cash. Distributions paid from a Fund’s net long-term capital gains, if any, are generally taxable to you as long-term capital gains, regardless of how long you have held your shares.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund’s shares through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the financial intermediary may impose account charges. The Fund and its related companies may also pay that intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Ask your intermediary or visit your intermediary’s website for more information.

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